EXHIBIT 10.13

HYGEA HOLDINGS CORP.
9100 South Dadeland Blvd., Suite 1500
Miami, Florida 33156

February 3, 2012

Martha Castillo
c/o Hygea Holdings Corp.
9100 South Dadeland Blvd., Suite 1500
Miami, Florida 33156

Re:           Employment Agreement

Ms. Castillo:

Reference is hereby made your Senior Executive Employment Agreement effective October 1, 2009 (the “Agreement”).  The parties hereby acknowledge that during the year ended December 31, 2010, the parties verbally agreed to increase Ms. Castillo’s Base Salary (as defined in the Agreement) for the year ended December 31, 2010 to $80,000.   The purpose of this letter agreement is to acknowledge the verbal agreement between the parties providing that Ms. Castillo’s salary was $80,000 for the year ended December 31, 2010.  Further, Ms Castillo hereby waives her right to all unpaid salary during the year ended December 31, 2011.

Please sign below acknowledging the above.

Hygea Holdings Corp.

By:	/s/ Manuel E. Iglesias
Name: Manuel E. Iglesias
Title: CEO

ACKNOWLEDGED AND AGREED:

/s/ Martha Castillo

Martha Castillo